CURRENT AND LONG-TERM RECEIVABLES - Schedule of Long-Term Receivables (Details) - USD ($) $ in Millions	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Receivables [Abstract]
Long-term customer receivables	$ 300	$ 316	$ 350
Supplier advances	239	243	231
Non-income based tax receivables	134	136	198
Other receivables	198	190	156
Allowance for credit losses	(177)	(184)	(192)
Total long-term receivables – net	$ 694	$ 701	$ 743